

IDACORP

Fall 2019 Governance Outreach

October 2019

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "could," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (c) changes in customer growth rates, loss of significant customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena; (f) advancement of technologies that reduce customer demand or introduce new cyber security risks; (g) changes in tax laws and the availability of tax credits; (h) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (i) variable hydrological conditions or over-appropriation of surface and groundwater and the impact on generation from hydropower facilities; (j) the ability to acquire fuel and power from suppliers on reasonable terms; (k) accidents, fires, explosions, and mechanical breakdowns, that can damage the companies' assets and subject the companies to third party claims for damages; (l) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (m) outages of Idaho Power's generation or transmission systems or of any interconnected transmission system; (n) the ability to obtain debt and equity financing when necessary and on reasonable terms; (o) reductions in credit ratings and potential reduction in liquidity; (p) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (q) the magnitude of future benefit plan funding obligations; (r) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (s) employee workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; (t) the failure to comply with state and federal laws, regulations, and orders; (u) the inability to obtain or cost of obtaining and complying with government permits and approvals; (v) the cost and outcome of litigation, dispute resolution and regulatory proceedings; (w) the companies' failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber-attacks, terrorist incidents, or the threat of terrorist incidents, or other malicious acts, and acts of war; (x) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (y) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Table of Contents

Appendix

IDACORP at a Glance

IDACORP

IDACORP Financial Snapshot[1]:

- Revenue: $1.37 billion
- Diluted earnings per share: $4.49
- Eleventh consecutive year of earnings growth
- Dividends per share: $2.52
- Return on Year-End Equity: 9.6%
- Net Utility Plant Assets:
  Idaho Power—$4.4 billion

IDA
LISTED
NYSE

Idaho Power Company Quick Facts:

- Vertically integrated energy company encompassing generation, transmission, and distribution
- ~565,000 retail energy customers
- 68 percent of Idaho residents, 72 cities; 7 cities in Oregon

(1) As of and for the year ended 12/31/2018, except for dividends per share, which are annualized as of August 2019.



~24,000 square mile service area

Revenues by Customer Class
(2018)



Irrigation 13%
Industrial 16%
Residential 45%
Commercial 26%

IDAHO POWER.
An IDACORP Company

Strong Track Record

Earnings Per Diluted Share

$4.49

11th Consecutive Year of Growth

14% Cumulative Shareholder RETURN

The Past 3 Years

Quarterly Dividend Increase

$0.30	$0.67*

123% Increase Since 2011

Idaho Power Ranked 2nd

in JD Power's Electric Residential Customer Satisfaction Study

In its West Midsize Segment for Second Year in a Row

*Dividends per share as of September 20, 2019

Clean today. **Cleaner tomorrow.**™

IDAHO POWER®

At Idaho Power, our commitment to serving customers and communities with reliable, affordable energy has been the hallmark of our 100-year history. As we continue the next century of service, we look to build on that foundation with a new and exciting mission:

100% clean energy by 2045



Not only is this goal meaningful to us, it's important to many of our customers, the communities we serve and the places we call home. Learn how we're moving forward — today, tomorrow and together.

Compensation Overview



Best Practice Pay Principles

- ✓ We tie our executives' compensation to objective measures of corporate performance, and over one-half of each of our NEOs' target compensation is "at-risk"
- ✓ Our compensation committee reviews and establishes performance metrics annually
- ✓ The compensation committee consists solely of independent directors and retains an independent compensation consultant
- ✓ We require our officers to own specific minimum amounts of our stock
- ✓ We impose stock retention obligations
- ✓ We have a clawback policy that provides for the recovery of incentive compensation under certain circumstances
- ✓ We impose a cap on the amount of incentive compensation that may be paid
- ✓ We assess compensation and target incentive that is "at-risk" on an annual basis
- ✓ We set our target goal for TSR performance at the 55th percentile of our peer group for long-term incentive
- ✓ We have a low burn rate on equity for incentive awards

- ✕ We do not provide employment agreements to our executives
- ✕ We do not permit the hedging or pledging of our securities by executives
- ✕ We restrict the purchase and sale of securities under an insider trading policy
- ✕ Our compensation design discourages excessive or inappropriate risk-taking
- ✕ We provide only limited perquisites
- ✕ We do not award stock options
- ✕ We do not provide dividends on performance-based compensation awards until they are vested

Compensation Design and Metrics for NEOs

Emphasis on Pay for Performance

SHORT-TERM INCENTIVE (ONE YEAR)



Service Reliability 15%
Customer Satisfaction 15%
Adjusted Consolidated Net Income* 70%

Balanced scorecard of financial and operating measures.

Target performance levels for the goal of adjusted consolidated net income have increased significantly, from a target of $82 million in 2007 to $209 million in 2018.

LONG-TERM INCENTIVE (THREE YEAR)



3-Year Performance Units - TSR
3-Year Time-Vesting Restricted Stock Units
3-Year Performance Units - CEPS

Target performance levels for CEPS have increased significantly, from $6.20 for the 2007-2009 performance period to $12.50 for the 2018-2020 performance period.

TSR, a relative goal, continues to require 55th percentile performance versus our total shareholder return comparison group in order to be earned at target for grants made in 2018.



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Anderson
Keen
Grow
Buckham
Malmen
Base Salary
Short-Term Incentive
Long-Term Incentive

*Adjusted consolidated net income is calculated as consolidated net income minus additional accumulated deferred investment tax credits recorded for the year, if we used any, as more fully described on slide 9 under Non-Base Rate Idaho Regulatory Settlement Stipulations.

Robust Target Setting Process

Each year the Compensation Committee discusses the proposed short-term incentive goals for the three performance metrics (Reliability, Customer Relations, and Net Income) in extensive detail with management and IDACORP's internal subject matter experts. Based on this discussion, the Committee establishes rigorous threshold, target and maximum goals for each performance metric. For the Net Income metric, the Committee reviews IDACORP's budgeted net income forecast for the upcoming year, which is used to set IDACORP's official earnings guidance. For the past several years, the Committee has set the target Net Income goal above the Company's net income forecast.

METRIC CONSIDERATIONS:

Net Income	Customer Relations	Reliability
• Planned sales growth • Forecasted budget changes • One-time prior year items that will not recur in future years, such as: · Nonrecurring income tax reform benefits · Unusual weather conditions · Legal settlements · Nonrecurring regulatory activity · Financing events	• Forecasted pricing changes • Company image & regulatory challenges • Planned customer service improvements · Customer touchpoint improvements · Energy advisor activities • Communications strategy	• Planned system improvements • Asset replacements • Grid modernization • Weather & major event days

Reliability: Targets Stretched



2.00
1.50
1.00
10-year average System Average Interruption Frequency Index = 1.45
1.60
1.54
1.19
1.07
1.65
1.40
1.15
Improving
2015
2016
2017
2018
2019
Threshold
Target
Maximum
Actual Reliability

Customer Relationship Index (CRI):
Targets Consistently Increased



88%
87%
86%
85%
84%
83%
82%
81%
80%
2015
2016
2017
2018
2019
84.00%
84.55%
83.10%
86.30%
85.50%
83.75%
82.00%
4-year average CRI = 84.49%
Improving
Threshold
Target
Maximum
Actual CRI

Net Income Incentive: Targeting Optimum Shareholder Return

Electric utilities, such as Idaho Power, are provided an allowed return on equity (ROE) in a given regulatory jurisdiction.

Since 2009, Idaho Power has a regulatory agreement with Idaho's regulatory authority to provide an opportunity for additional earnings support below a 9.5% ROE, with customers sharing in earnings above a 10.0% ROE.

IDACORP's compensation targets stretch management to earn above a 9.5% ROE in Idaho while preserving tax credits for future years and incenting between a 9.5% and 10.0% ROE in Idaho.


Return on Year-End Equity
10.5%
10.0%
9.5%
9.0%
8.5%
8.0%
2016
2017
2018
2019
Customer Revenue Sharing
Earnings Support Line

Revenue Sharing:	If Idaho ROE > 10%[1]
Customer Benefit per $1:	 Future rate reduction
Idaho Power Benefit per $1:	 Earnings Benefit

Terms Through December 31, 2019
If Idaho ROE < 9.5%


9.5%
Earnings Support Line
Ability to utilize up to $25 million of tax credits annually to achieve Idaho ROE of 9.5% [2]

[1] $126.2 million shared with Idaho customers since 2009. As of August 1, 2019, Idaho Power expects to not share in 2019. Return on year-end equity in the Idaho jurisdiction (Idaho ROE)—Implied to be 10.0% in the last general rate case.

[2] As of August 1, 2019, Idaho Power expects to use no additional accumulated deferred investment tax credits (ADITCs) in 2019. Idaho Power has the ability to use a total of $45 million of additional ADITCs, with the potential to replenish. Return on year-end equity in the Idaho jurisdiction (Idaho ROE)—Implied to be 10.0% in the last general rate case.

Targets Stretch Internal Forecasts


$230,000
$220,000
$210,000
$200,000
$190,000
$180,000
$170,000
$160,000
$150,000
$ Above Internal Forecasts (000's)
2017
2018
2019
Forecast/Budget
Earnings Stretch Amount
Remaining Tax Credits Needed

The Internal Forecast is the basis for earnings guidance.

Earnings stretch to target in each of these years incentivizes management to replace expected Tax Credit usage with other earnings that management must achieve to receive a target payout.

Net Income Targets Above Budget and Prior Year Target



Above this line, 75% of earnings go to the customer.
225,000
220,000
215,000
210,000
205,000
200,000
195,000
190,000
185,000
180,000
One-time Earnings
2017
Stretch
Budget
One-time Earnings
2018
Stretch
Budget
2018
2019
Approximately $12 million of earnings in 2018 and $10 million in 2017 were deemed non-recurring, primarily due to tax reform implementation and regulatory activity.
Below this line, tax credits support earnings but are limited to $25M per year and $45M in total.
Setting target above budget is unique for utilities and more challenging than most peers.
Prior Year Actual
Earnings Target
Opening Guidance
Incentive Target Stretch from Budget

Board Strategy:
To preserve tax credits while incenting higher earnings for shareowners.

Incenting Achievement of Return on Equity

IDAHO POWER


Variance from allowed Idaho Power ROE in Idaho
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
Current ROE %
12%
10%
9.5%
8%
6%
4%
2%
0%
1999
2002
2005
2008
2011
2014
2017
Allowed ROE in Idaho = currently implied to be 10%
Tax credit mechanism in place since 2009
Customer sharing begins at 10% ROE
Tax credits lifts ROE to 9.5% if needed
5 out of 8 years from 2011 to 2018 Idaho Power earned over its allowed ROE and was required to share benefits with Idaho customers. No additional tax credits were needed – this was a primary goal of the board.
Variance of Actual ROE vs. ROE Allowed by Regulator

Total Return Outperforms the Market



$100 Invested June 30, 2014
IDACORP, Inc.
S&P 500 Index
EEI Electric Utilities Index
$225
$200
$175
$150
$125
$100
2014
2015
2016
2017
2018
2019
Period ending June 30

Peer Group Selection Process

- Idaho Power's low-cost hydropower generation portfolio leads to customer rates well below national averages
- These low energy rates translate into lower revenue when compared with results that would occur with rates closer to national average rates
- Thus, using actual revenues to establish a peer group likely do not reflect the complexity and scope of executives' responsibilities
- Therefore, IDACORP revenues are adjusted for purposes of creating a peer group for executive compensation that is comparable
- Companies are identified with revenues between ~.5x and 2x IDACORP's "adjusted" revenue of $1.75B (24% higher than actual), based on the average rate differential between Idaho Power and the national average customer rates, according to the Edison Electric Institute
- An emphasis is placed on similar business models, ultimately including peers of similar market capitalization that receive a significant portion of revenue from regulated operations, excluding independent power producers and water utilities

Peer Group of Companies Used for Compensation - 2019

- Allete Inc.
- Alliant Energy Corporation
- Atmos Energy Corporation
- Avista Corp.
- Black Hills Corporation
- El Paso Electric Co.
- Great Plains Energy Inc.
- Hawaiian Electric Company
- Northwestern Corporation
- OGE Energy Corp.
- ONE Gas Inc.
- Pinnacle West Capital Corp.
- PNM Resources, Inc.
- Portland General Electric Co.
- Spire Inc.
- Westar Energy, Inc.

CEO Compensation Tied to Performance



$5,000
$4,000
$3,000
$2,000
$1,000
$-
$400
$350
$300
$250
$200
$150
$100
$50
CEO Compensation (thousands)
Indexed TSR (2010 YE)
2014
2015
2016
2017
2018
CEO Pay - Total from Summary Compensation Table, Excluding Change in Pension Value
CEO Incentive Compensation - Short- and Long-Term Incentive
Indexed TSR



$5,000
$4,000
$3,000
$2,000
$1,000
$-
$5
$4
$3
CEO Compensation (thousands)
Diluted EPS
2014
2015
2016
2017
2018
CEO Pay - Total from Summary Compensation Table, Excluding Change in Pension Value
CEO Incentive Compensation - Short- and Long-Term Incentive
Earnings Per Share (Diluted)



CEO Tenure
Age
60
56
5
1
Years in Position
2014
2018

Award Winning Total Shareholder Returns



IDACORP, Inc.
EEI Index Award
Outstanding Stock Performance
For
Investor-Owned Electric Utilities
Oct. 11 – Sept. 16
Small Market Capitalization
Category
Presented By
Edison Electric Institute
IDACORP, Inc.
EEI Index Award
Outstanding Stock Performance
For
Investor-Owned Electric Utilities
Oct. 13 – Sept. 18
Small Market Capitalization
Category
Presented By
Edison Electric Institute

Best TSR	**Best TSR**
EEI Small-Cap Companies:	**EEI Small-Cap Companies:**
5 years Ended September 30, 2016	**5 years Ended September 30, 2018**



Governance Practices

IDACORP

Environmental Social Governance

Experienced, Diverse, Independent Directors

	Committees of the Board of Directors				
Director	Independent	Audit	Compensation	Corp. Gov. and Nominating	Executive
Darrel T. Anderson					©
Thomas E. Carlile	✓			✓	
Richard J. Dahl ‡	✓			✓	✓
Annette G. Elg	✓	✓			
Ronald W. Jibson	✓		✓		
Judith A. Johansen	✓		✓	✓	
Dennis Johnson	✓	✓		✓	
Christine King	✓		©		✓
Richard J. Navarro	✓	©			✓

© - Committee Chairperson
‡ - Chairman of the Board

Snapshot of 2019 Directors	Anderson	Carlile	Dahl	Elg	Jibson	Johansen	Johnson	King	Navarro
Experience/Attribute									
Senior Executive	●	●	●	●	●	●	●	●	●
Banking & Finance	●	●	●	●			●		●
Energy Utility	●				●	●			
Operational		●	●		●	●		●	
Food and Agribusiness			●	●					●
Legal						●	●		
Information Technology								●	
Real Estate Investment and Development			●						
Other Public Board Service		●	●		●	●	●	●	
Additional Information									
Tenure	5.5	5	10.5	2.1	5.5	12	6	12.5	4.1
Age	61	67	67	62	66	60	64	69	66
Gender Diversity	M	M	M	F	M	F	M	F	M



65
50
60
70

Average Age: 65



3 Directors 10 + Years
3 Directors 5 Years
3 Directors 1-4 Years

Average Tenure: 7.1 Years



Women 3
Men 6
0
9

Gender Diversity: 33.3% Women

Corporate Governance Highlights

- Annual election of all directors
- Independent chairman
- 8 of our 9 current directors are independent
- Regular board and committee executive sessions by non-management and independent directors
- Mandatory director retirement age of 72
- Stock ownership requirement for directors and officers
- Prohibition on hedging and pledging of securities for directors and officers
- Annual self-evaluations of the board and committees
- Board oversight of our cultural values of safety, integrity, and respect

- Majority vote resignation policy for directors in uncontested elections
- Compensation clawback policy
- Stock retention requirement for officers
- Mandatory continuing education requirements for our directors
- No shareholder rights plan
- Independent audit, compensation, and corporate governance and nominating committees
- Robust codes of conduct and ethics, reviewed by our directors
- Significant participation by the board in succession planning

Our Code of Business Conduct and Corporate Governance Guidelines, as well as committee charters, are located at www.idacorp.com/governance/governance-documents.

IDACORP

Environmental Social Governance

Responsibly Addressing Risk

Identify day-to-day risks, processes and mitigation efforts on an enterprise basis and report to Board of Directors and Board Committees	• Senior Vice President and General Counsel • Director of Compliance, Risk, and Security • Director of Audit Services
Ensure appropriate culture of risk management exists within the company and assist with identifying specific risks	• Board of Directors
Oversee risk management processes generally	• Board of Directors • Executive Committee of the Board of Directors
Oversee major financial risk and energy risk management practices, with assistance from independent auditors	• Audit Committee
Monitor risk management framework for cyber security and physical security	• Audit Committee
Oversee compensation policies and practices, including compensation risk assessment	• Compensation Committee
Review risks associated with company's organizational structure, governing instruments and policies	• Corporate Governance and Nominating Committee

Environmental Social Governance


Grow Revenue
Improve Core Business
Enhance Brand

The September board meeting each year is dedicated primarily to assessing the company's long-term strategy, industry developments and trends, and metrics used to measure and drive performance.

IDACORP's Long-Term Business Strategy & 2019 Initiatives

Focus Areas	Initiatives
Grow to Enhance Financial Strength	- Execute on Business Development Initiatives - Find New Revenue Opportunities - Promote and Engage in Beneficial Electrification
Improve the Core Business	- Implement/Utilize Value-Added Analytics and Machine Learning - Upgrade Infrastructure for Growth, Technology Changes, Renewable Energy Integration, and Flexibility - Evaluate and Control Expenditures and Continue Efficient Operations - Use Technology to Enhance the Grid, System Reliability, and Safety - Implement Rate Structures that are Fair and Reasonable to All Customers - Leverage Technology and Turn Disruptive Threats into Opportunities
Enhance Idaho Power's Brand	- Enhance Idaho Power's Customers' Experience and Interactions - Continue Environmental Stewardship and Emission Reductions - Continue Constructive Regulatory Relationships and a Regulatory Compliance Mindset - Communicate Idaho Power's Story
Focus on Safety & Employee Engagement	- Continue Idaho Power's Strong Focus on Safety and Reducing Injuries - Execute on Employee Engagement and Leadership Development Initiatives


IDACORP
Environmental Practices


Hydroelectric
46.4%
Natural Gas
7.5%
Coal
17.5%
Other
Purchases
9.3%
Long-Term Purchases
19.3%
The breakdown of our
long-term purchases
Geothermal 1.4%
Hydro 2.5%
Wind 10.7%
Biomass 0.8%
Other 0.3%
Solar 3.6%

About our Long-Term Purchases

Idaho Power is committed to supporting renewable energy sources, such as wind and solar, and we buy them as part of our energy mix. In turn, we sell the Renewable Energy Credits (REC) we get from those purchases to offset power supply costs and keep customer prices as low as possible.

The buyer of the REC gets to claim that power as part of its energy. Therefore, we do not represent that electricity produced by this resource mix is being delivered to our retail customers. We do support these alternate energy sources, and we pass along that credit to the organizations that buy the RECs from us.

Clean Today. Cleaner Tomorrow.™


National Average
Natural Gas
35.1%
Hydroelectric
7.0%
Nuclear
19.3%
Fuel Oil
0.6%
Non-Hydro
Renewables
10.1%
Other
0.6%
Coal
27.4%

Data Source: U.S. Energy Information Administration

IDACORP

Environmental Social Governance

A Foundation of Clean Energy

Generation Sources and Capacities

Hydroelectric	1,706.0 MW
Coal	1,118.2 MW
Natural Gas	762.2 MW
Solar*	290 MW
Wind*	728 MW
Diesel	5.0 MW
	4,609.4 MW


WASHINGTON
IDAHO
OREGON
WYOMING
NEVADA
UTAH
Boardman
Salmon
Payette
LG
Boise
Bennett Mountain
Danskin
Snake River
Jim Bridger
Pocatello
Twin Falls
North Valmy

*Idaho Power does not own or operate the solar and wind facilities portrayed on this map. However, the Company buys generation from these facilities under long-term power purchase agreements.


Decreased Idaho Power Coal-fired Generation
MWh (millions)
8
7
6
5
4
3
55%
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018


Current Coal-fired Plant Shutdown Plan*
End Valmy Unit 1
Bridger Unit
End Valmy Unit 2
Bridger Units
2018
2019
2020
2021
2022
2023
2025
2026
2027
2030
2034
2035
Boardman Shutdown
Bridger Unit

*Idaho Power's planned shut down and timing of Jim Bridger units is subject to a number of assumptions and uncertainties described in the *2019 Integrated Resource Plan* and is subject to regulatory approval and change, including pending results from the planned 2019 IRP supplement.

Environmental Social Governance


ADAPTABILITY
2018 SUSTAINABILITY REPORT
FINANCIAL
SOCIAL
ENVIRONMENTAL
6.7% Earnings Growth
2.3% Customer Growth
6.8% Dividend Growth
IDACORP

A Tradition of Sustainability

Highlights of 2018 Sustainability Report:

- ✓ Adapting to a Changing Climate
- ✓ Fish Habitat Restoration
- ✓ Hydroelectric Project Operations
- ✓ Electricity Demand
- ✓ Vegetation Management
- ✓ CO2 Emissions Intensity
- ✓ ESG Initiatives
- ✓ 100% Clean Energy Goal

Visit: idacorpinc.com/about-us/sustainability

For information on Idaho Power's rich tradition of environmental stewardship for the following areas:

- ✓ Fish and Aquatic Life
- ✓ Raptor Protection
- ✓ Archaeology and Cultural Resources
- ✓ Wildlife Habitat
- ✓ Bayha Island Research Project
- ✓ Snake River Stewardship Program

Visit: idahopower.com/about-us/environmental-stewardship



Social Practices

Environmental **Social** Governance

Diversity in Leadership


Board Members
33%
Men
Women


Senior Management
36%
Men
Women

Our Commitment to Each Other

At Idaho Power, we are committed to an inclusive environment where we are all valued, respected and given equal consideration for our contributions. We believe that to be successful as a company we must be able to innovate and adapt, which only happens when we seek out and value diverse backgrounds, opinions and perspectives. Our collaborative environment thrives when we are engaged, feel we belong and are empowered to do our best work. We are a stronger company when we stand together and embrace our differences.

Environmental Social Governance

Our Commitment to Safety


OSHA Recordable Rates
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
2000
2014
2015
2016
2017
2018
Jul 2019
National Average
EEI (1k-<2k Employees)
Idaho Power






Safety4Life
FOCUS • ASSESS • CHOOSE • SPEAK UP
CARES SAFETY ACTIVITIES
Safety is one of Idaho Power Company's core values. Your most important responsibility in your daily work is safety. Safety is always more important than the work being performed. No work is so critical that an employee should disregard safety.
FOCUS
ASSESS
SPEAK UP
CHOICE

Our Commitment to Our Customers

Idaho Power Ranked 2nd

in JD Power's **Electric Residential** Customer Satisfaction Study

In its West Midsize Segment for Second Year in a Row


REDUCTION FROM 2005 LEVEL
43%
2018
SAIFI
Average frequency of outages was 43% LOWER than 2005.
50%
2018
SAIDI
Average duration of outages was 50% LOWER than 2005.
RELIABILITY

IDACORP

Environmental Social Governance

Our Commitment to Our Employees



We work together.
We build together.
We stand together.

Throughout Idaho Power's 100-year history, our skilled and dedicated employees have remained the foundation of our company. They fulfill our commitments to customers, shareowners and each other today and every day.

Idaho Power provides competitive pay and benefits and supports our employees through our values of safety, integrity and respect and a healthy work-life balance. Together, we build a secure and healthy future.

For more information on Idaho Power's employee benefits, please visit: idahopower.com/about-us/careers/what-we-offer



Appendix

Why Invest in IDACORP?

Constructive Regulatory Environment

Economic Growth

Sustainable Cost Control

Achieving Return on Equity

Low Cost Hydropower



Hells Canyon Dam, Idaho and Oregon Border

Common Stock Dividend Growth

Strong Balance Sheet

Environmental & Social Responsibility

Record Customer Satisfaction

Culture of Integrity And Safety

STRONG FOUNDATION

Increasing Customer Growth Rate



Idaho Power Customer Growth
565,000
555,000
545,000
535,000
525,000
515,000
1.8%
1.8%
2.0%
2.3%
2.5%
2015
2016
2017
2018
Twelve Months Ended June 30, 2019



How Does Your State Stack Up?
Population Change for States (and Puerto Rico)
From July 1, 2017, to July 1, 2018
Percent change
2.00 or more
0.50 to 1.99
0.00 to 0.49
Population loss
United States Census Bureau
U.S. Department of Commerce
Economics and Statistics Administration
U.S. CENSUS BUREAU
census.gov
Source: Vintage 2018 Population Estimates
www.census.gov/programs-surveys/popest.html

No. 1 Fastest Growing State (Idaho)

— U.S. Census Bureau, published December 2018

No. 1 Best Places to Live in America (Boise)

— Livability.com, published March 2019

No. 3 Highest Percentage of Inbound Moves (Idaho)

— United Van Lines, January 2019

No. 4 Year Over Year Job Growth (Boise)

— Milken Institute, January 2019

Idaho Economic Snapshot



$66.28 BILLION GDP
833,350 Total Employment Estimated for 2018
Top Emerging Industries
Electrical Equipment Manufacturing
Includes Appliances & Components
Information Services
Beverage Manufacturing
Data Processing & Hosting
Advanced Manufacturing
5-Year Historic Job Growth
726k 2013
744k 2014
764k 2015
789k 2016
811k 2017
833k 2018
18% 10yr Forecasted Job Growth
$41,312 Average Wage
(in 2017)
Top Traditional Industries
Food Manufacturing
Support Activities for Agriculture
Electronic Product Manufacturing
Includes Computers
Wood Product Manufacturing
Mining

Forecasted Average Peak System Load and Resource Capacity 2019-2023 (MW)*



Total Requirements
Total Capacity
4,100
3,600
3,100
2,600
2,100
Apr
May
Jun
Jul
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Mar

* Forecasted Average System Load and Resource Capacity information as included in the 2019 Integrated Resource Plan and is subject to change. Idaho Power's demand and the required resources to meet that demand matures over the next five years. Current expectations included in the current 2019 IRP, as filed and subject to commission review and supplemental information, are to transition about 350 MW out of coal generation by 2023 while maintaining the forecasted long position.

Integrated Resource Plan (IRP)





2019 IRP Load Forecast vs. Prior IRPs

	5-Year Forecast		20-Year Forecast	
	Annual Growth Rate: Retail Sales (Billed MWh)	Annual Growth Rate: Annual Peak Demand	Annual Growth Rate: Retail Sales (Billed MWh)	Annual Growth Rate: Annual Peak Demand
2019 IRP	*1.3%*	*1.4%*	*1.0%*	*1.2%*
2017 IRP	1.1%	1.6%	0.9%	1.4%
2015 IRP	1.5%	1.8%	1.2%	1.5%

Projected 2019-2023 Capital Expenditures: ~$1.5 billion

2010–2019 Historic Earnings Guidance Mid-Point vs. Actual EPS*



IDACORP
February 21, 2019
Opening Guidance
$4.30-$4.45
$4.50
$4.30
$4.10
$3.90
$3.70
$3.50
$3.30
$3.10
$2.90
$2.70
$2.50
Mid-Point of Opening Guidance
Actual Diluted EPS
$2.73
$3.00 (1)
$2.88
$3.43 (1)
$3.08
$3.46 (1)
$3.28
$3.64
$3.48
$3.85
$3.73
$3.87
$3.88
$3.94
$3.98
$4.21
$4.18
$4.49
$4.38
Opening Guidance
Mid-Point
with ADITC
Mechanism in place =
5.39% CAGR
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

* Represents the mid-point of IDACORP's opening EPS guidance – based on normal weather & water conditions.

(1) 2010-2012 data adjusted for effect of a change in accounting method for IDACORP Financial Services affordable housing investment amortization.

Common Stock Dividend Growth

"IDACORP's Board of Directors has approved a dividend increase effective every year since 2012. Cumulatively, these changes represent an increase of 110 percent in IDACORP's quarterly dividend over that period. As customer and earnings growth has continued, we have also been able to grow our dividend payments to shareholders... IDACORP remains committed to a target dividend payout ratio of between 50 and 60 percent of sustainable IDACORP earnings... management currently expects to recommend to the Board of Directors future annual increases of 5 percent or more to remain near the upper end of the target payout range."

Darrel T. Anderson,
IDACORP President and Chief Executive Officer
September 21, 2018

Target Payout Ratio: 50-60%



$0.30
$0.33
$0.38
$0.43
$0.47
$0.51
$0.55
$0.59
$0.63[1]
Q4 2011 Q1 2012 Q4 2012 Q4 2013 Q4 2014 Q4 2015 Q4 2016 Q4 2017 Q4 2018

Quarterly Dividend Per Share



110% increase in dividend rate
$1.20
$1.32
$1.52
$1.72
$1.88
$2.04
$2.20
$2.36
$2.52[1]
Q4 2011 Q1 2012 Q4 2012 Q4 2013 Q4 2014 Q4 2015 Q4 2016 Q4 2017 Q4 2018

Annualized Dividend Per Share

[1] As announced Sept. 21, 2018. See IDACORP's most recent Annual Report on Form 10-K for a discussion of factors that may affect dividends.

Sustained Cost Control

2012-2019 O&M Expenses

($ Millions)


Other Operating and Maintenance Expenses
August 1, 2019
Reaffirmed
Guidance
$350 – $360
$400
$350
$300
$250
$200
$150
$100
$50
$0
$349.0
$348.9
$349.6
$340.1
$349.3
$346.7
$364.5
2012
2013
2014
2015
2016
2017
2018
2019

Return on Year-End Equity - IDACORP



12%
10%
8%
6%
4%
2%
0%
9.5%
9.2%
9.4%
9.6%
9.3%
2015
2016
2017
2018
Twelve Months Ended June 30, 2019



Shoshone Falls, near Twin Falls, Idaho

ADITC Earnings Support/Revenue Sharing Mechanism:

Existing[1]

Terms Through December 31, 2019
If Idaho ROE < 9.5%


9.5%
Earnings Support Line
Ability to utilize up to $25 million of additional ADITCs annually to achieve Idaho ROE of 9.5%(2)

As of December 31, 2018, Idaho Power has utilized $0 of $45 million available.

(1) As approved by the Idaho Public Utilities Commission on October 9, 2014, Order No. 33149. Mechanism does not require a rate case stay out provision.

(2) As of August 1, 2019, Idaho Power expects to use no additional accumulated deferred investment tax credits (ADITCs) in 2019. Idaho Power has the ability to use a total of $45 million of additional ADITCs, with the potential to replenish. Return on year-end equity in the Idaho jurisdiction (Idaho ROE)—Implied to be 10.0% in the last general rate case.

ADITC Earnings Support/Revenue Sharing Mechanism:

Existing[1]

	Sharing Terms Through December 31, 2019	
Revenue Sharing:	**If Idaho ROE[2] > 10%**	**If Idaho ROE > 10.5%**
Customer Benefit per $1:	 Future rate reduction	 Future rate reduction / Pension obligation reduction
Idaho Power Benefit per $1:	 Earnings Benefit	 Earnings Benefit

$126.2 million shared with Idaho customers since 2009, including $68.1 million reduction in customer pension obligations.

(1) As approved by the Idaho Public Utilities Commission on October 9, 2014, Order No. 33149. Mechanism does not require a rate case stay out provision.

(2) As of August 1, 2019, Idaho Power expects to not share in 2019. Return on year-end equity in the Idaho jurisdiction (Idaho ROE)—Implied to be 10.0% in the last general rate case.

ADITC Earnings Support/Revenue Sharing Mechanism:

As Approved[1]

If the Idaho Public Utilities Commission were to approve a change to Idaho Power's allowed annual Idaho ROE as part of a general rate case proceeding effective on or after January 1, 2020, earnings support line reverts to 95% of the newly authorized Idaho ROE.

Terms Beginning January 1, 2020
If Idaho ROE < 9.4%


9.4%
Earnings Support Line
(2)
Ability to utilize up to $25 million of additional ADITCs annually to achieve Idaho ROE of 9.4%

As of December 31, 2018, Idaho Power has utilized $0 of $45 million available.

[1] As approved by the Idaho Public Utilities Commission on May 31, 2018, pursuant to Order No. 33965. Mechanism does not require a rate case stay out provision.
[2] As of August 1, 2019, Idaho Power expects to use no additional accumulated deferred investment tax credits (ADITCs) in 2019. Idaho Power has the ability to use a total of $45 million of additional ADITCs, with the potential to replenish. Return on year-end equity in the Idaho jurisdiction (Idaho ROE)—Implied to be 10.0% in the last general rate case.

ADITC Earnings Support/Revenue Sharing Mechanism:

As Approved[1]

	Sharing Terms Beginning January 1, 2020		
Revenue Sharing:	If Idaho ROE > 10%[2]	If Idaho ROE > 10.5%	
Customer Benefit per $1:	Future rate reduction	Future rate reduction	Pension obligation reduction
Idaho Power Benefit per $1:	Earnings Benefit	Earnings Benefit	

$126.2 million shared with Idaho customers since 2009, including $68.1 million reduction in customer pension obligations.

(1) As approved by the Idaho Public Utilities Commission on May 31, 2018, pursuant to Order No. 33965. Mechanism does not require a rate case stay out provision.
(2) As of August 1, 2019, Idaho Power expects to not share in 2019. Return on year-end equity in the Idaho jurisdiction (Idaho ROE)—Implied to be 10.0% in the last general rate case.

2019 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics

(Millions Except for Per Share Amounts)

	2019 Estimates	
	Current[1]	Previous[2]
IDACORP Earnings Per Diluted Share Guidance	\$ 4.35 – \$ 4.50	\$ 4.30 – \$ 4.45
Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits	No Change	None
Idaho Power Operations & Maintenance Expense	No Change	\$ 350 – \$ 360
Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction	No Change	\$ 280 – \$ 290
Idaho Power Hydroelectric Generation (MWh)	8.0 – 9.0	7.0 – 9.0

(1) As of August 1, 2019.

(2) As of May 2, 2019, the date of filing IDACORP's and Idaho Power's Quarterly Report on Form 10-Q for the quarter ended March 31, 2019.

Capital Expenditures Forecast(1)

2019 – 2023 ($ Millions)



350
300
250
200
150
100
50
0
2019
2020



Approximately $300M*
2021-2023

- Distribution ($85-$105M)
- Hydro ($50-$70M)
- Transmission ($35-$65M)
- General Plant ($40-$60M)
- Thermal ($20-$40M)

*Amounts do not include potential long-term project additions beyond 2020

(1) Reaffirmed of August 1, 2019. See page 53 of IDACORP's 2018 Form 10-K for a breakdown of project types included in the 5-year forecast.

Strong Financial Position

Debt Maturity Profile ($ Millions)

	IDACORP		Idaho Power	
	Moody's	**S&P**	**Moody's**	**S&P**
Long-term Issuer Rating	Baa1	BBB	A3	BBB
Short-term	P-2	A-2	P-2	A-2
Outlook	Stable	Stable	Stable	Stable



Manageable refinancing needs and windows of opportunity
$100
$75
$75
$50
$20
$116
$4
$100
$70
$50
$55
$60
$100
$140
$100
$75
$75
$250
$120
$220
2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048

Contact Information

Justin S. Forsberg
Director of Investor Relations & Treasury
(208) 388-2728
JForsberg@idacorpinc.com

Patrick A. Harrington
Corporate Secretary
(208) 388-2878
PHarrington@idahopower.com

Board of Directors
idacorpinc.com/governance/contact-the-board